Exhibit 99.3(2)

                     STATEMENT PURSUANT TO RELEASE 34-17719
                                    Q&A NO.5

     The undersigned parties hereto hereby consent and agree to file a joint statement on Schedule 13E-3 under the Securities Exchange Act of 1934, as amended, on behalf of each of them, along with Richard P. Johnston, Kenneth J. Warren, Christopher A. Johnston, David E. Johnston, Charles S. Mechem, Jr. and John C. Lauchnor, Royal Associates, Inc., RA Merger Sub, Inc., The Johnston Family Charitable Foundation and the Johnston Family Living Trust with respect to shares of common stock of ROYAL PRECISION, INC. beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement as an exhibit to
Schedule 13E-3, thereby incorporating the same into such Schedule III.

                                        December 3, 2002
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                                                         (Date)

                                        /s/ Jayne A. Johnston *
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                                                       (Signature)

                                        Jayne A. Johnston
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                                        December 3, 2002
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                                                         (Date)

                                        /s/ Robert Jaycox *
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                                        Robert Jaycox
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                                        December 3, 2002
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                                        JOHNSTON FAMILY CHARITABLE REMAINDER
                                        UNITRUST #3

                                        By /s/ Richard P. Johnston *
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                                        December 3, 2002
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                                        RIFL HOLDINGS, INC.

                                        By /s/ Kenneth J. Warren
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                                        * By /s/ Kenneth J. Warren
                                             -----------------------------------
                                             Kenneth J. Warren
                                             Attorney-in-Fact pursuant to
                                             Power of Attorney dated November
                                             18, 2002 filed as exhibits hereto